Long-Term Incentive Plans	12 Months Ended
Dec. 31, 2022
Disclosure Of Longterm incentive plans [Abstract]
Long-term incentive plans
21.	Long-term incentive plans
Share appreciation rights
Prior to 2019, the Group granted SARs to three former employees. During the year ended 31 December 2020 and 2019, the Group granted SARs to one and two current employees, respectively. There were no
new granted SARS in the years ended 31 December 2022 and 2021.

Settlement of SARs
In connection with the closing of the Business Combination, the Company reached a settlement agreement for share appreciation rights previously awarded to certain current and former employees. The rights were settled as follows:

•
two former employees will each receive 1,755,291 Ordinary Shares to be issued one year after the Closing Date. In accordance with IFRS 2, the settlements were accounted for as a modification of a share-based payment transaction that changes the awards classification from cash-settled to equity-settled;

•	one former employee will receive a $1.5 million cash payment in July 2022; and

•
one current employee can elect to receive a cash payment of $1.5 million or 150,000 Ordinary Shares to be issued one year after the Closing Date. The Company recognized the cash settlement option as a liability with a fair value of $0.8 million and the share settlement option as equity with a fair value of $0.7 million.

The settlement agreements resulted in a net $36.8
 million decrease in the SARs liability, a $
31.0 million increase in equity equal to the fair value of the Ordinary Shares issued to the two former employees and potentially issued to one current employee, a $1.5 million increase in other current liabilities and income of $4.3 million in general and administrative expense recognized for the difference between the extinguished liabilities and the fair value of consideration paid to the current and former employees. As of 31 December 2022, the Company recognized $0.7 million as an other current liability related to the remaining SARs liability.
Significant assumptions used in the Finnerty model to determine the fair value of the Ordinary Shares to be issued for the settlement as of 15 June 2022 are as follows:

15 June 2022
Asset price	$9.38
Term (years)	1 year
Volatility rate	35.0%
Dividend yield	0.0%
Indicated put option value	$0.75
Discount for lack of marketability	8.0%
The asset price is based on the public trading price of Ordinary Shares at the time of the settlement. The term is based on when the holder’s will no longer be restricted from trading the Ordinary Shares. The volatility rate is based on historical data from a peer group of public companies with an enterprise value between $500 million and $5 billion. The dividend yield is based on the expected dividends to be paid out by the Company. The discount for lack of marketability reflects the timing of when the shares will be issued and can be traded by the holders.
On 1 December 2022, the Company issued Ordinary Shares to settle the remaining outstanding SARs. The vested portion of the Group’s SARs liability as of the settlement date was $3.8 million. The Ordinary Shares granted for the settlement will be delivered in June 2023. As a result, management recognized a gain of $0.3 million on the extinguishment of the SARs liability resulting from the difference in the carrying value of the liability and fair value of the Ordinary Shares issued.
Historical SARs Accounting
The Group’s SAR liability as of 31 December 2021 totaled $41.4 million. Expense recognized for the Group’s SAR liability for the years ended 31 December 2021 and 2020 totaled $11.3 million and $7.8 million, respectively. The vested portion of the Group’s SAR liability as of 31 December 2021 is $36.6 million.

Significant assumptions used in the Black-Scholes-Merton pricing model as of 31 December 2021 and 2020 are as follows:

	2021	2020
Risk-free interest rate	0.1%	0.1%
Volatility rate	42.0%	42.0%
Expected dividend yield	0.0%	0.0%
Expected life	0.4 – 1.0 years	1.0 – 1.2 years
Share price at valuation	$1,806	$1,465
Strike price	$925 - $1,695	$904 - $1,296
The risk-free interest rate is the continuously compounded risk-free rate for a one-year
US government
zero-yield
bond. Expected volatility is based on historical data from a peer group of public companies. The expected life is based on when the Group expects each holder’s award will be fully vested and settled by the Group, which is dependent on management’s expectation of when specified triggering events requiring settlement will occur. The share price at valuation is based on the Group’s equity valuation at the time of various equity-related transactions that occurred during 2021 and 2020. The strike price represents actual and anticipated increases in equity between the SAR agreement date and the anticipated dates of settlement triggering events. The strike price is used to determine the difference between the equity value at the time of the settlement triggering event and the original equity value of the Group.
Employee incentive plan
Movements in the Group’s employee incentive plan liabilities during the years ended 31 December 2022 and 2021 are as follows (in thousands):

	2022	2021
Balance at 1 January	14,935	10,501
Additions	5,075	6,648
Payments	(7,693)	(2,214)
Balance at 31 December prior to reclassification	12,317	14,935
Reclassified to other current liabilities	(11,773)	—

Balance at 31 December	544	14,935